UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

October 13, 2009

SYZYGY ENTERTAINMENT, LTD.
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

333-136827	20-4114478
(Commission File Number)	(IRS Employer Identification No.)

4201 Congress Street, Ste 145, Charlotte, NC 28208
(Address of Principal Executive Offices) (Zip Code)

(704) 366-5122
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

The Registrant is amending this Form 8-k to provide the following additional disclosure in Item 4.01 at the direction of the United States Securities and Exchange Commission:  “The Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore & Associates Chartered (“M&A) on August 27, 2009 because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and rule 10b-5 thereunder, and noncooperation with a Board investigation.”

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)           On August 3, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered (“M&A”), its independent registered public account firm.  The Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of M&A on August 27, 2009 because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and rule 10b-5 thereunder, and noncooperation with a Board investigation.

On the same date, August 3, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of M&A and the engagement of Seale and Beers, CPAs as its independent auditor.

None of the reports of M&A on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008, a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with M&A whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to M&A’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that M&A furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. M&A has advised registrant that M&A will not provide the requested letter.  To the extent M&A provides the requested letter after the date of this filing, Registrant will amend this Form 8-K/A to include the letter as an exhibit.

(b)           On August 3 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us that Seale and Beers, CPAs concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 13, 2009

By:  /s/ S. Gregory Smith
Name: S. Gregory Smith
Title: President